Execution Version
Exhibit 10.2

FOURTH AMENDMENT AND ADDITIONAL TRANCHES OF TERM LOANS AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT AND ADDITIONAL TRANCHES OF TERM LOANS AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of July 29, 2015, by and among HEALTHSOUTH CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party hereto and BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and the other parties thereto have entered into that certain Third Amended and Restated Credit Agreement dated as of August 10, 2012 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, each Lender executing a signature page to this Amendment as an “Incremental Lender” with respect to the 2015A Term Loans (as defined below) (each a “2015A Incremental Lender”) and the Administrative Agent desire to amend the Credit Agreement to establish a Class of Additional Tranche Term Loans in the aggregate principal amount of up to $250,000,000 as provided in Section 2.20 of the Credit Agreement;

WHEREAS, the Borrower, each Lender executing a signature page to this Amendment as an “Incremental Lender” with respect to the 2015B Term Loans (as defined below) (each a “2015B Incremental Lender”) and the Administrative Agent desire to amend the Credit Agreement to establish a Class of Additional Tranche Term Loans in the aggregate principal amount of up to $250,000,000 as provided in Section 2.20 of the Credit Agreement;

WHEREAS, the Borrower, each 2014 Incremental Lender (as defined below) and the Administrative Agent desire to amend certain terms of the 2014 Term Loans on the terms and conditions contained herein;

WHEREAS, the Borrower, each 2014A Incremental Lender (as defined below) and the Administrative Agent desire to amend certain terms of the 2014A Term Loans on the terms and conditions contained herein; and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain other provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

Section 2. Additional Tranches of Term Loans.

(a)    The Borrower, the 2015A Incremental Lenders and the Administrative Agent agree as follows:

(i)    Establishment of Class. Pursuant to Section 2.20 of the Credit Agreement, there is hereby established under the Credit Agreement a new Class

LEGAL_US_E # 115916998.7

of Term Loans (the “2015A Term Loans”) to be made available by the 2015A Incremental Lenders. The respective amounts of the Term Commitments of each 2015A Incremental Lender to make 2015A Term Loans (each a “2015A Term Commitment”) are as set forth on Schedule A attached hereto. Subject to the terms and conditions hereof and of the other Loan Documents, upon a request from the Borrower to the Administrative Agent pursuant to the following subsection (a)(ii), each 2015A Incremental Lender severally and not jointly agrees to make 2015A Term Loans to the Borrower during the period from the Amendment Effective Date through and including December 31, 2015, in an aggregate principal amount of up to $250,000,000. The Borrowing of 2015A Term Loans shall be in an aggregate minimum amount of $15,000,000 and integral multiples of $1,000,000 in excess thereof. Upon the funding of a 2015A Term Loan by a 2015A Incremental Lender, the 2015A Term Commitment of such Lender shall be reduced by the amount of such 2015A Term Loan. In addition, at the close of business on December 31, 2015, the 2015A Term Commitments shall terminate whether or not drawn prior to such date.

(ii)    Borrowing Mechanics for 2015A Term Loans. To request a Borrowing of 2015A Term Loans, the Borrower shall submit a Borrowing Request to the Administrative Agent which shall be submitted in the same manner and at the same times as, and subject to the same requirements of, a Borrowing Request for a Revolving Borrowing as provided in Section 2.03(b) of the Credit Agreement. The Borrower may not submit more than three (3) Borrowing Requests for 2015A Term Loans.

(iii)    Terms of 2015A Term Loans. The terms of the 2015A Term Loans shall be as follows:

(A)    The Maturity Date of the 2015A Term Loans shall be July 29, 2020. The principal balance of the 2015A Term Loans shall be payable in equal consecutive quarterly installments with each such installment equal to 1.25% of the aggregate principal amount of 2015A Term Loans outstanding as of December 31, 2015 (after giving effect to any Borrowing on such date), commencing on March 31, 2016, on the last Business Day of each March, June, September and December of each year.

(B)    The Borrower agrees to pay to the Administrative Agent for the account of each 2015A Incremental Lender a commitment fee, which shall accrue at 0.375% per annum on the daily amount of the 2015A Term Commitment of such 2015A Incremental Lender during the period from and including the Amendment Effective Date to but excluding the date on which the 2015A Term Commitments terminate; provided, that (i) any commitment fee accrued with respect to any of the 2015A Term Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall be payable by the Borrower so long as such commitment fee shall otherwise have been due and payable by the Borrower prior to such time of such Lender becoming a Defaulting Lender and (ii) no commitment fee shall accrue on any of the 2015A Term Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

Accrued commitment fees shall be payable in arrears on the date on which the last of the 2015A Term Commitments terminate. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(C)    The Applicable Rate for the 2015A Term Loans shall be (a) from the Amendment Effective Date until the date of delivery of the Compliance Certificate pursuant to Section 5.01(a)(iii) of the Credit Agreement for the first fiscal quarter ended after the Amendment Effective Date, a percentage, per annum, determined by reference to Category 2 in the below table; and (b) thereafter, at the applicable rate per annum set forth below under the caption “ABR Spread”, or “Eurodollar Spread”, as the case may be, based upon the Borrower’s Leverage Ratio as of the most recent determination date:

Leverage Ratio:	ABR Spread (%)	Eurodollar Spread (%)
Category 1 > 4.50 to 1.00	1.25	2.25
Category 2 > 3.00 to 1.00 but ≤ 4.50 to 1.00	1.00	2.00
Category 3 > 1.75 to 1.00 but ≤ 3.00 to 1.00	0.75	1.75
Category 4 ≤ 1.75 to 1.00	0.50	1.50

Except as set forth below, the Leverage Ratio used on any date to determine the Applicable Rate for 2015A Term Loans shall be based on the Leverage Ratio set forth in the certificate most recently delivered by the Borrower pursuant to Section 5.01(a)(iii) of the Credit Agreement; provided that (i) if any certificate required to have been delivered under Section 5.01(a)(iii) of the Credit Agreement shall not have been delivered, the Applicable Rate with respect to 2015A Term Loans shall, until such certificate shall have been delivered, be determined by reference to Category 1 in the above table and (ii) in the event of the incurrence of any Additional Tranche Term Loans in addition to the 2015A Term Loans, the Leverage Ratio used on any date on or after the date of such incurrence and prior to the date of delivery of the certificate pursuant to Section 5.01(a)(iii) at the time of delivery of the financial statements for the fiscal quarter during which such incurrence has occurred shall reflect the incurrence of such Additional Tranche Term Loans. The determination of the Applicable Rate for 2015A Term Loans shall be subject to the provisions of Section 2.18(f) of the Credit Agreement.

(D)    The Borrower shall have the right at any time and from time to time to prepay any Borrowing of 2015A Term Loans in whole or in part, subject to the requirements of Section 2.11 of the Credit Agreement.

(b)    The Borrower, the 2015B Incremental Lenders and the Administrative Agent agree as follows:

(i)    Establishment of Class. Pursuant to Section 2.20 of the Credit Agreement, there is hereby established under the Credit Agreement a new Class of Term Loans (the “2015B Term Loans”) to be made available by the 2015B Incremental Lenders. The respective amounts of the Term Commitments of each 2015B Incremental Lender to make 2015B Term Loans (each a “2015B Term Commitment”) are as set forth on Schedule A attached hereto. Subject to the terms and conditions hereof and of the other Loan Documents, upon a request from the Borrower to the Administrative Agent pursuant to the following subsection (b)(ii), each 2015B Incremental Lender severally and not jointly agrees to make 2015B Term Loans to the Borrower during the period from the Amendment Effective Date through and including December 31, 2015, in an aggregate principal amount of up to $250,000,000. The Borrowing of 2015B Term Loans shall be in an aggregate minimum amount of $15,000,000 and integral multiples of $1,000,000 in excess thereof. Upon the funding of a 2015B Term Loan by a 2015B Incremental Lender, the 2015B Term Commitment of such Lender shall terminate. In addition, at the close of business on December 31, 2015, the 2015B Term Commitments shall terminate if not drawn prior to such date.

(ii)    Borrowing Mechanics for 2015B Term Loans. To request a Borrowing of 2015B Term Loans, the Borrower shall submit a Borrowing Request to the Administrative Agent which shall be submitted in the same manner and at the same times as, and subject to the same requirements of, a Borrowing Request for a Revolving Borrowing as provided in Section 2.03(b) of the Credit Agreement. The Borrower may not submit more than one (1) Borrowing Request for 2015B Term Loans.

(iii)    Terms of 2015B Term Loans. The terms of the 2015B Term Loans shall be as follows:

(A)    The Maturity Date of the 2015B Term Loans shall be July 29, 2020. The principal balance of the 2015B Term Loans shall be payable in equal consecutive quarterly installments with each such installment equal to 1.25% of the aggregate principal amount of 2015B Term Loans outstanding as of December 31, 2015 (after giving effect to any Borrowing on such date), commencing on March 31, 2016, on the last Business Day of each March, June, September and December of each year.

(B)    The Borrower agrees to pay to the Administrative Agent for the account of each 2015B Incremental Lender a commitment fee, which shall accrue at 0.375% per annum on the daily amount of the

2015B Term Commitment of such 2015B Increment Lender during the period from and including the Amendment Effective Date to but excluding the date on which the 2015B Term Commitments terminate; provided, that (i) any commitment fee accrued with respect to any of the 2015B Term Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall be payable by the Borrower so long as such commitment fee shall otherwise have been due and payable by the Borrower prior to such time of such Lender becoming a Defaulting Lender and (ii) no commitment fee shall accrue on any of the 2015B Term Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. Accrued commitment fees shall be payable in arrears on the date on which the last of the 2015B Term Commitments terminate. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(C)    The Applicable Rate for the 2015B Term Loans shall be (a) from the Amendment Effective Date until the date of delivery of the Compliance Certificate pursuant to Section 5.01(a)(iii) of the Credit Agreement for the first fiscal quarter ended after the Amendment Effective Date, a percentage, per annum, determined by reference to Category 2 in the below table; and (b) thereafter, at the applicable rate per annum set forth below under the caption “ABR Spread”, or “Eurodollar Spread”, as the case may be, based upon the Borrower’s Leverage Ratio as of the most recent determination date:

Leverage Ratio:	ABR Spread (%)	Eurodollar Spread (%)
Category 1 > 4.50 to 1.00	1.25	2.25
Category 2 > 3.00 to 1.00 but ≤ 4.50 to 1.00	1.00	2.00
Category 3 > 1.75 to 1.00 but ≤ 3.00 to 1.00	0.75	1.75
Category 4 ≤ 1.75 to 1.00	0.50	1.50

Except as set forth below, the Leverage Ratio used on any date to determine the Applicable Rate for 2015B Term Loans shall be based on the Leverage Ratio set forth in the certificate most recently delivered by the Borrower pursuant to Section 5.01(a)(iii) of the Credit Agreement; provided that (i) if any certificate required to have been delivered under Section 5.01(a)(iii) of the Credit Agreement shall not have been delivered, the Applicable Rate with respect to, 2015B Term Loans shall, until such certificate shall have been delivered, be determined by reference to Category 1 in the above table and (ii) in the event of the incurrence of any Additional Tranche Term Loans in addition to the 2015B Term Loans, the Leverage Ratio used on any date on or after the date of such incurrence and prior to the date of delivery of the certificate pursuant to Section 5.01(a)(iii) at the time of delivery of the financial statements for the fiscal quarter during which such incurrence has occurred shall reflect the incurrence of such Additional Tranche Term Loans. The determination of the Applicable Rate for 2015B Term Loans shall be subject to the provisions of Section 2.18(f) of the Credit Agreement.

(D)    The Borrower shall have the right at any time and from time to time to prepay any Borrowing of 2015B Term Loans in whole or in part, subject to the requirements of Section 2.11 of the Credit Agreement.

(E)    If after the Amendment Effective Date the Borrower or any Restricted Subsidiary shall issue or incur any Capital Markets Indebtedness (as defined below) and at the time of such issuance or incurrence the 2015B Term Commitments are in effect or any 2015B Term Loans are outstanding, then the amount of the 2015B Term Commitments shall be reduced, or if 2015B Term Loans are then outstanding, the Borrower shall cause to be prepaid an aggregate principal amount of 2015B Term Loans, in either case, by an amount equal to the lesser of (x) the Net Proceeds received from such issuance or incurrence of Capital Markets Indebtedness and (y) the amount of such 2015B Term Commitments or aggregate outstanding principal balance of 2015B Term Loans, as applicable; provided that the requirements of this sentence shall only apply if, and only to the extent that, the aggregate amount of Net Proceeds received by the Borrower or any Restricted Subsidiary from the issuance or incurrence of Capital Markets Indebtedness after the Amendment Effective Date exceeds $300,000,000. The Borrower shall make any prepayment of the 2015B Term Loans required under this clause (E) on or prior to the date which is ten (10) Business Days after the receipt by the Borrower or such Restricted Subsidiary of such Net Proceeds. Any reduction in the 2015B Term Commitments required under this clause (E) shall occur at the time of the issuance or incurrence of the applicable Capital Markets Indebtedness requiring such reduction. For purposes of this clause (E), the term “Capital Markets Indebtedness” means any Indebtedness (other than Pari Passu Indebtedness) (i) in the form of, or represented by, bonds (other than surety bonds, indemnity bonds, performance bonds or bonds of a similar nature) or other securities or any Guarantee thereof and (ii) that is, or may be, quoted, listed or purchased and sold on any stock exchange, automated trading system or over-the-counter or other securities market (including, without prejudice to the generality of the foregoing, the market for securities eligible for resale pursuant to Rule 144A under the Securities Act). It is understood and agreed by the parties hereto that concurrently with any payment of the principal of the Term Loans under the Credit Agreement (other than pursuant to this clause (E), pursuant to Section 2.11(a) of the Credit Agreement with respect to a Borrowing of the 2015B Term Loans or otherwise expressly set forth in any other applicable Additional Tranche Term Loan Amendment), the principal of the 2015B Term Loans shall be deemed paid ratably based on the amounts of the outstanding principal amount of the Term Loans held by the 2015B Incremental Lenders.

(c)    To the extent any terms or conditions under this Amendment shall contradict or be in conflict with any terms or conditions under Section 2.20 of the Credit Agreement, each Lender party hereto hereby waives any such contradiction or conflict and agrees that the terms and conditions of this Amendment shall control.

Section 3. Amendments to Terms of 2014 Term Loans. The Borrower, the 2014 Incremental Lenders (as defined in the Second Amendment (as defined below)) and the Administrative Agent agree that the terms of the 2014 Term Loans (as defined in the Second Amendment) set forth in Section 2(c) of that certain Second Amendment and Additional Tranche Term Loan Amendment to Third Amended and Restated Credit Agreement dated as of September 22, 2014 (the “Second Amendment”), by and among the Borrower, the Lenders party thereto and the Administrative Agent are amended as follows:

(a)    Section 2(c)(i) of the Second Amendment is amended by restating such Section in its entirety as follows:

(i)    The Maturity Date of the 2014 Term Loans shall be July 29, 2020. The principal balance of the 2014 Term Loans shall be payable in equal consecutive quarterly installments with each such installment equal to 1.25% of the aggregate principal amount of 2014 Term Loans outstanding as of March 31, 2015 (after giving effect to any Borrowing on such date), commencing on March 31, 2015, on the last Business Day of each March, June, September and December of each year other than September 30, 2015 and December 31, 2015.

(b)    Section 2(c)(iii) of the Second Amendment is amended by restating in its entirety the paragraph therein beginning with the phrase “Except as set forth below” as follows:

Except as set forth below, the Leverage Ratio used on any date to determine the Applicable Rate for 2014 Term Loans shall be based on the Leverage Ratio set forth in the certificate most recently delivered by the Borrower pursuant to Section 5.01(a)(iii) of the Credit Agreement; provided that (i) if any certificate required to have been delivered under Section 5.01(a)(iii) of the Credit Agreement shall not have been delivered, the Applicable Rate with respect to 2014 Term Loans shall, until such certificate shall have been delivered, be determined by reference to Category 1 in the above table and (ii) in the event of the incurrence of any Additional Tranche Term Loans in addition to the 2014 Term Loans, the Leverage Ratio used on any date on or after the date of such incurrence and prior to the date of delivery of the certificate pursuant to Section 5.01(a)(iii) at the time of delivery of the financial statements for the fiscal quarter during which such incurrence has occurred shall reflect the incurrence of such Additional Tranche Term Loans. The determination of the Applicable Rate for 2014 Term Loans shall be subject to the provisions of Section 2.18(f) of the Credit Agreement.

Section 4. Amendments to Terms of 2014A Term Loans. The Borrower, the 2014A Incremental Lenders (as defined in the 2014A Term Loan Tranche Amendment (as defined below)) and the Administrative Agent agree that the terms of the 2014A Term Loans (as defined in the 2014A Term Loan

Tranche Amendment) set forth in Section 2(c) of that certain Additional Tranche Term Loan Amendment to Third Amended and Restated Credit Agreement dated as of December 23, 2014 (the “2014A Term Loan Tranche Amendment”), by and among the Borrower, the 2014A Incremental Lenders and the Administrative Agent are amended as follows:

(a)    Section 2(c)(i) of the 2014A Term Loan Tranche Amendment is amended by restating such Section in its entirety as follows:

(i)    The Maturity Date of the 2014A Term Loans shall be July 29, 2020. The principal balance of the 2014A Term Loans shall be payable in equal consecutive quarterly installments with each such installment equal to 1.25% of the aggregate principal amount of 2014A Term Loans outstanding as of March 31, 2015 (after giving effect to any Borrowing on such date), commencing on March 31, 2015, on the last Business Day of each March, June, September and December of each year other than September 30, 2015 and December 31, 2015.

(b)    Section 2(c)(iii) of the 2014A Term Loan Tranche Amendment is amended by restating in its entirety the paragraph therein beginning with the phrase “Except as set forth below” as follows:

Except as set forth below, the Leverage Ratio used on any date to determine the Applicable Rate for 2014A Term Loans shall be based on the Leverage Ratio set forth in the certificate most recently delivered by the Borrower pursuant to Section 5.01(a)(iii) of the Credit Agreement; provided that (i) if any certificate required to have been delivered under Section 5.01(a)(iii) of the Credit Agreement shall not have been delivered, the Applicable Rate with respect to, 2014A Term Loans shall, until such certificate shall have been delivered, be determined by reference to Category 1 in the above table and (ii) in the event of the incurrence of any Additional Tranche Term Loans in addition to the 2014A Term Loans, the Leverage Ratio used on any date on or after the date of such incurrence and prior to the date of delivery of the certificate pursuant to Section 5.01(a)(iii) at the time of delivery of the financial statements for the fiscal quarter during which such incurrence has occurred shall reflect the incurrence of such Additional Tranche Term Loans. The determination of the Applicable Rate for 2014A Term Loans shall be subject to the provisions of Section 2.18(f) of the Credit Agreement.

Section 5. General Amendments to the Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a)The Credit Agreement is amended by adding the following definitions in Section 1.01 thereof in the proper alphabetical order:

“2014 Term Loans” has the meaning assigned to such term in that certain Second Amendment and Additional Tranche Term Loan Amendment to Third Amended and Restated Credit Agreement dated as of September 22, 2014, by and among the Borrower, the Lenders party thereto and the Administrative Agent.

“2015A Term Loans” has the meaning assigned to that term in that certain Fourth Amendment and Additional Tranches of Term Loans Amendment to Third Amended and Restated Credit Agreement dated as of July 29, 2015, by and among the Borrower, the Lenders party thereto and the Administrative Agent.

(b)The Credit Agreement is amended by replacing the reference to “September 20, 2019” in clause (a) of the definition of “Maturity Date” with a reference to “July 29, 2020”.

(c)The Credit Agreement is amended by restating the following definitions contained in Section 1.01 thereof in its entirety as follows:

“Defaulting Lender” means, subject to the second paragraph of Section 2.21, any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Bank, any Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or any Issuing Bank or Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to the second paragraph of Section 2.21) upon delivery of written notice of such determination to the Borrower, each Issuing Bank, each Swingline Lender and each Lender. Notwithstanding the foregoing, a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

“Permitted Incremental Amount” means, at any time, (a) $300,000,000, less (b) the sum of (i) the aggregate principal amount of Pari Passu Indebtedness outstanding at such time, (ii) the aggregate principal amount of all Additional Tranche Term Loans outstanding (excluding the 2014 Term Loans and the 2015A Term Loans) and all Additional Revolving Commitments outstanding at such time pursuant to Section 2.20(a) and (iii) the aggregate principal amount of any outstanding Indebtedness (including outstanding Commitments in respect of such Indebtedness) secured by Liens permitted under Section 6.06(e) prior to such time.

(d)The Credit Agreement is amended by adding after the end of Section 2.21 thereof the following new paragraph:

“If the Borrower, the Administrative Agent and each Swingline Lender and Issuing Bank agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held pro rata by the Lenders in accordance with their respective Commitments and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with the Revolving Commitments (in each case, without giving effect to this first paragraph of this Section 2.21, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.”

(e)The Credit Agreement is amended by restating Section 6.01(b) thereof in its entirety as follows:

(b)    Leverage Ratio. The Borrower will not permit the Leverage Ratio at any time during any period set forth below to exceed the ratio set forth below opposite such period.

Period	Maximum Ratio
Effective Date through December 31, 2010	5.00 to 1.00
January 1, 2011 through September 30, 2012	4.75 to 1.00
October 1, 2012 through September 30, 2014	4.50 to 1.00
October 1, 2014 through July 28, 2015	4.25 to 1.00
July 29, 2015 through June 30, 2017	4.50 to 1.00
July 1, 2017 and thereafter	4.25 to 1.00

Section 6. Conditions Precedent. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have first been satisfied (or waived, with respect to the 2015A Term Commitment and the making of any 2015A Term Loans, by the 2015A Incremental Lenders, with respect to the 2015B Term Commitment and the making of any 2015B term Loans, by the 2015B Incremental Lenders, with respect to the amendments contained in Section 3, all 2014 Incremental Lenders, with respect to the amendments contained in Section 4, all 2014A Incremental Lenders, and with respect to the amendments contained in Section 5, all Lenders):

(a)    The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Guarantors, and each of the Lenders.

(b)    The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of (a) the general counsel of the Borrower and (b) Alston & Bird LLP and other counsel for the Loan Parties, covering such matters relating to the Loan Parties or this Amendment as the Administrative Agent shall reasonably request and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

(c)    The Administrative Agent shall have received from the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party a certificate certifying that any certified copies of any articles or certificate of incorporation or formation, operating agreement, partnership agreement, bylaws or similar organizational documents and resolutions of such Loan Party previously delivered to the Administrative Agent with respect to such Loan Party in connection with the Credit Agreement have not been amended, supplemented or otherwise modified since the date of such delivery, or if any of the foregoing has been amended, supplemented or otherwise modified (or, in the case of resolutions, if any additional resolutions regarding the Amendment have been adopted), copies of such amendments, supplements, modifications or resolutions certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of such Loan Party.

(d)    The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Borrower, confirming that on the Amendment Effective Date: (i) the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are satisfied, (ii) the Borrower is in pro forma compliance with the financial covenants set forth in Section 6.01 of the Credit Agreement both immediately before and immediately after the Amendment Effective Date and (iii) after giving effect to the 2015A Term Loans and 2015B Term Loans on a pro forma basis (assuming for purposes thereof that the 2015A Term Commitments and 2015B Term Commitments have been fully drawn), the Borrower and its Restricted Subsidiaries will be in compliance with a Senior Secured Leverage Ratio of not greater than 2.00:1.00.

(e)    The Administrative Agent and each applicable Lender shall have received all fees agreed to in writing by the Borrower and the Administrative Agent and to the extent invoiced at least one Business Day prior to the date of this Amendment, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to Section 9.03(a) of the Credit Agreement.

Section 7. Representations. The Borrower represents and warrants to the Lenders that:

(a)    Authorization. Each of the Borrower and the other Loan Parties has the power and authority, and has taken all requisite corporate actions (including any required shareholder approval) required for the lawful execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by each Loan Party, and both this Amendment and the Credit Agreement, as amended by this Amendment, are legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms except as the enforceability thereof may be limited by bankruptcy, moratorium, insolvency, reorganization or similar laws affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).

(b)    Compliance with Organizational Documents. The execution, delivery and performance of this Amendment and the other Loan Documents to which any Loan Party is a party (i) do not and will not violate any provisions of (A) any applicable law, rule or regulation, (B) any judgment, writ, order, determination, decree or arbitral award of any Governmental Authority or arbitral authority binding on the Borrower or any Restricted Subsidiary or its or any Restricted Subsidiary’s properties, or (C) the certificate of incorporation, bylaws or other organizational documents of the Borrower or any Restricted Subsidiary, as applicable; (ii) do not and will not be in conflict with, result in a breach of, violate, give rise to a right of prepayment under or constitute a default under, any material contract, indenture, agreement or other instrument or document to which the Borrower or any Restricted Subsidiary is a party, or by which the properties or assets of the Borrower or any Restricted Subsidiary are bound; and (iii) do not and will not result in the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any Restricted Subsidiary (other than the Liens created by the Loan Documents).

(c)    Representations and Warranties. The representations and warranties of the Borrower set forth in the Credit Agreement as amended hereby are true and correct in all material respects on and as of the Amendment Effective Date (except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date); provided that any representation and warranty that is qualified as to materiality or material adverse effect shall, after giving effect to such qualifications as set forth therein, be true and correct in all respects.

(d)    No Default. At the time of and immediately after giving effect to this Amendment, no
Default has occurred or is continuing.

Section 8. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 9. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 11. Effect. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Section 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.

Section 13. Confirmation of Loan Documents. As of the date of hereof and after giving effect to this Amendment, the Borrower hereby confirms and ratifies all of its obligations under the Credit Agreement and each other Loan Document to which it is a party. By its execution on the respective signature lines provided below, as of the date hereof and after giving effect to this Amendment, each of the Guarantors hereby (a) confirms and ratifies all of its obligations and the Liens granted by it under the Loan Documents to which it is a party, (b) represents and warrants that the representations and warranties set forth herein, the Credit Agreement and in such other Loan Documents are true and correct in all material respects on the date hereof as if made on and as of such date (except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date); provided that any representation and warranty that is qualified as to materiality or material adverse effect shall, after giving effect to such qualifications as set forth therein, be true and correct in all respects and (c) confirms that all references in such Loan Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby as of the date hereof without impairing any such obligations or Liens in any respect. This Amendment is deemed to be a “Loan Document”, an “Additional Tranche Term Loan Amendment” with respect to the 2015A Term Loans, and an “Additional Tranche Term Loan Amendment” with respect to the 2015B Term Loans for the purposes of the Credit Agreement.

[Signatures Commence on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment and Additional Tranches of Term Loans Amendment to Third Amended and Restated Credit Agreement to be executed as of the date first above written.

HEALTHSOUTH CORPORATION

By:	/s/ Douglas E. Coltharp Name: Douglas E. Coltharp Title: Executive Vice President and
Chief Financial Officer

[Signatures continue on next page]

[Signature Page to Fourth Amendment and Additional Tranches of Term Loans Amendment to Third Amended and Restated Credit Agreement]

GUARANTORS, in each case solely for the purpose of making the representations contained in the second sentence of Section 10:

CMS Jonesboro Rehabilitation, Inc.
Continental Medical of Arizona, Inc.
Continental Medical Systems, Inc.
Continental Rehabilitation Hospital of Arizona, Inc.
HEALTHSOUTH LTAC of Sarasota, Inc.
HEALTHSOUTH of Dothan, Inc.
HEALTHSOUTH of Nittany Valley, Inc.
HealthSouth Rehabilitation Institute of San Antonio (RIOSA), Inc.
HEALTHSOUTH of South Carolina, Inc.
HEALTHSOUTH of Spring Hill, Inc.
HEALTHSOUTH of Treasure Coast, Inc.
HEALTHSOUTH of Yuma, Inc.
HEALTHSOUTH Rehabilitation Center, Inc.
HealthSouth Rehabilitation Hospital The Woodlands, Inc.
HealthSouth Rehabilitation Center of New Hampshire, Inc.
HealthSouth Rehabilitation Hospital of Austin, Inc.
HEALTHSOUTH Rehabilitation Hospital of Manati, Inc.
HealthSouth Rehabilitation Hospital of Montgomery, Inc.
HealthSouth Rehabilitation Hospital of San Juan, Inc.
HealthSouth Rehabilitation Hospital of Texarkana, Inc.
Lakeshore System Services of Florida, Inc.
Rehab Concepts Corp.
REHABILITATION HOSPITAL OF COLORADO
SPRINGS, INC.
Rehabilitation Hospital of Nevada - Las Vegas, Inc.
SHERWOOD REHABILITATION HOSPITAL, INC.
TARRANT COUNTY REHABILITATION HOSPITAL,
INC.
Tyler Rehabilitation Hospital, Inc.
Western Neuro Care, Inc.

By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

[Signatures continue on next page]

[Signature Page to Fourth Amendment and Additional Tranches of Term Loans Amendment to Third Amended and Restated Credit Agreement]

Lakeview Rehabilitation Group Partners

By:	Continental Medical of Kentucky, Inc., its General Partner
Southern Arizona Regional Rehabilitation Hospital, L.P.

By:	Continental Rehabilitation Hospital of Arizona, Inc., its General Partner
Western Medical Rehab Associates, L.P.

By:	Western Neuro Care, Inc.,
its Managing General Partner

By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

Advantage Health, LLC
HealthSouth Arizona Real Estate, LLC
HealthSouth Aviation, LLC
HealthSouth Bakersfield Rehabilitation Hospital, LLC
HealthSouth California Real Estate, LLC
HealthSouth Cardinal Hill Rehabilitation Hospital, LLC
HealthSouth Colorado Real Estate, LLC
HealthSouth Deaconess Holdings, LLC
HealthSouth East Valley Rehabilitation Hospital, LLC
HealthSouth Harmarville Rehabilitation Hospital, LLC
HealthSouth Johnson City Holdings, LLC
HealthSouth Joint Ventures Holdings, LLC
HealthSouth Kansas Real Estate, LLC
HealthSouth Kentucky Real Estate, LLC
HealthSouth Littleton Rehabilitation, LLC
HealthSouth Martin County Holdings, LLC
HealthSouth Middletown Rehabilitation Hospital, LLC
HealthSouth Nevada Real Estate, LLC
HealthSouth New Mexico Real Estate, LLC
HealthSouth Pennsylvania Real Estate, LLC
HealthSouth Northern Kentucky Rehabilitation Hospital, LLC
HealthSouth of East Tennessee, LLC
HealthSouth of Erie, LLC
HealthSouth of Fort Smith, LLC
HealthSouth of Pittsburgh, LLC
HealthSouth Reading Rehabilitation Hospital, LLC
HealthSouth of Toms River, LLC
HealthSouth of York, LLC
HealthSouth Ohio Real Estate, LLC
By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

[Signatures continue on next page]

[Signature Page to Fourth Amendment and Additional Tranches of Term Loans Amendment to Third Amended and Restated Credit Agreement]

HealthSouth Owned Hospitals Holdings, LLC
HealthSouth Plano Rehabilitation Hospital, LLC
HealthSouth Properties, LLC
HealthSouth Real Estate, LLC
HealthSouth Real Property Holding, LLC
HealthSouth Rehabilitation Hospital at Drake, LLC
HealthSouth Rehabilitation Hospital of Arlington, LLC
HealthSouth Rehabilitation Hospital of Beaumont, LLC
HealthSouth Rehabilitation Hospital of Charleston, LLC
HealthSouth Rehabilitation Hospital of Cypress, LLC
HealthSouth Rehabilitation Hospital of Desert Canyon, LLC
HealthSouth Rehabilitation Hospital of Fort Worth, LLC
HealthSouth Rehabilitation Hospital of Fredericksburg, LLC
HealthSouth Rehabilitation Hospital of Gadsden, LLC
HealthSouth Rehabilitation Hospital of Henderson, LLC
HealthSouth Rehabilitation Hospital of Humble, LLC
HealthSouth Rehabilitation Hospital of Largo, LLC
HealthSouth Rehabilitation Hospital of Las Vegas, LLC
HealthSouth Rehabilitation Hospital of Marion County, LLC
HealthSouth Rehabilitation Hospital of Mechanicsburg, LLC
HealthSouth Rehabilitation Hospital of Miami, LLC
HealthSouth Rehabilitation Hospital of Midland/Odessa, LLC
HealthSouth Rehabilitation Hospital of Modesto, LLC
HealthSouth Rehabilitation Hospital of New Mexico, LLC
HealthSouth Rehabilitation Hospital of Newnan, LLC
HealthSouth Rehabilitation Hospital of Northern Virginia, LLC
HealthSouth Rehabilitation Hospital of Petersburg, LLC
HealthSouth Rehabilitation Hospital of Sarasota, LLC
HealthSouth Rehabilitation Hospital of Seminole County, LLC
HealthSouth Rehabilitation Hospital of Sewickley, LLC
HealthSouth Rehabilitation Hospital of South Jersey, LLC
HealthSouth Rehabilitation Hospital of Sugar Land, LLC
HealthSouth Rehabilitation Hospital of Tallahassee, LLC
HealthSouth Rehabilitation Hospital of Utah, LLC
HealthSouth Rehabilitation Institute of Tucson, LLC
HealthSouth Savannah Holdings, LLC
HealthSouth Scottsdale Rehabilitation Hospital, LLC
HealthSouth Sea Pines Holdings, LLC
HealthSouth Specialty Hospital of North Louisiana, LLC

By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

[Signatures continue on next page]

[Signature Page to Fourth Amendment and Additional Tranches of Term Loans Amendment to Third Amended and Restated Credit Agreement]

HealthSouth South Carolina Real Estate, LLC
HealthSouth Sub-Acute Center of Mechanicsburg, LLC
HealthSouth Sunrise Rehabilitation Hospital, LLC
HealthSouth Support Companies, LLC
HealthSouth Texas Real Estate, LLC
HealthSouth Tucson Holdings, LLC
HealthSouth Utah Real Estate, LLC
HealthSouth Valley of the Sun Rehabilitation Hospital, LLC
HealthSouth Virginia Real Estate, LLC
HealthSouth Walton Rehabilitation Hospital, LLC
HealthSouth Westerville Holdings, LLC
HealthSouth West Virginia Real Estate, LLC
New England Rehabilitation Management Co., LLC
Print Promotions Group, LLC
Rebound, LLC
Rehabilitation Hospital Corporation of America, LLC
Rehabilitation Hospital of Plano, LLC
Rehabilitation Institute of Western Massachusetts, LLC
By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

[Signatures continue on next page]

[Signature Page to Fourth Amendment and Additional Tranches of Term Loans Amendment to Third Amended and Restated Credit Agreement]

BARCLAYS BANK PLC, as Administrative Agent, as Collateral Agent, as an Incremental Lender and as a Lender

By: /s/ Christopher R. Lee
Name: Christopher R. Lee
Title: Vice President

[Signatures continue on next page]

[Signature Page to Fourth Amendment and Additional Tranches of Term Loans Amendment to Third Amended and Restated Credit Agreement]

2015A INCREMENTAL LENDERS

BARCLAYS BANK PLC, as Administrative Agent, as Collateral Agent, as an Incremental Lender and as a Lender

By: /s/ Christopher R. Lee
Name: Christopher R. Lee
Title: Vice President

Bank of America, N.A., as an Incremental Lender and a Lender

By: /s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

CITIBANK, N.A., as an Incremental
Lender and a Lender

By: /s/ Stuart Dickson
Name: Stuart Dickson
Title: Managing Director

GOLDMAN SACHS BANK USA, as an Incremental Lender and a Lender

By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

JPMORGAN CHASE BANK N.A., as an Incremental
Lender and a Lender

By: /s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

Morgan Stanley Bank, N.A., as an Incremental Lender
and a Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Fourth Amendment and Additional Tranches of Term Loans Amendment to Third Amended and Restated Credit Agreement]

SunTrust Bank, as an Incremental Lender and a Lender

By: /s/ Joshua Turner
Name: Joshua Turner
Title: Vice President

Wells Fargo Bank National Association, as an incremental Lender and a Lender

By: /s/ Kirk Tesch
Name: Kirk Tesch
Title: Managing Director

ROYAL BANK OF CANADA, as an Incremental Lender and a Lender

By: /s/ Amy Promaine
Name: Amy Promaine
Title: Authorized Signatory

REGIONS BANK, as an Incremental Lender and a Lender

By: /s/ David A. Simmons
Name: David A. Simmons
Title: Senior Vice President

CADENCE BANK, N.A., as an Incremental Lender and a Lender

By: /s/ Gaines Livingston
Name: Gaines Livingston
Title: VP

[Signatures continue on next page]

[Signature Page to Fourth Amendment and Additional Tranches of Term Loans Amendment to Third Amended and Restated Credit Agreement]

2015B INCREMENTAL LENDERS

BARCLAYS BANK PLC, as Administrative Agent, as Collateral Agent, as an Incremental Lender and as a Lender

By: /s/ Christopher R. Lee
Name: Christopher R. Lee
Title: Vice President

Bank of America, N.A., as an Incremental Lender and a Lender

By: /s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

CITIBANK, N.A., as an Incremental Lender and a Lender

By: /s/ Stuart Dickson
Name: Stuart Dickson
Title: Managing Director

GOLDMAN SACHS BANK USA, as an Incremental Lender and a Lender

By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

JPMORGAN CHASE BANK N.A., as an Incremental
Lender and a Lender

By: /s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

Morgan Stanley Bank, N.A., as an Incremental Lender
and a Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Fourth Amendment and Additional Tranches of Term Loans Amendment to Third Amended and Restated Credit Agreement]

SunTrust Bank, as an Incremental Lender and a Lender

By: /s/ Joshua Turner
Name: Joshua Turner
Title: Vice President

Wells Fargo Bank National Association, as an
Incremental Lender and a Lender

By: /s/ Kirk Tesch
Name: Kirk Tesch
Title: Managing Director

ROYAL BANK OF CANADA, as an Incremental Lender and a Lender

By: /s/ Amy Promaine
Name: Amy Promaine
Title: Authorized Signatory

[Signature Page to Fourth Amendment and Additional Tranches of Term Loans Amendment to Third Amended and Restated Credit Agreement]

LENDERS

BARCLAYS BANK PLC, as Administrative Agent, as Collateral Agent, as an Incremental Lender and as a Lender

By: /s/ Christopher R. Lee
Name: Christopher R. Lee
Title: Vice President

Bank of America, N.A., as an Incremental Lender and a Lender

By: /s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

CITIBANK, N.A., as an Incremental Lender and a Lender

By: /s/ Stuart Dickson
Name: Stuart Dickson
Title: Managing Director

GOLDMAN SACHS BANK USA, as an Incremental Lender and a Lender

By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

JPMORGAN CHASE BANK N.A., as an Incremental
Lender and a Lender

By: /s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

Morgan Stanley Bank, N.A., as an Incremental Lender
and a Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Fourth Amendment and Additional Tranches of Term Loans Amendment to Third Amended and Restated Credit Agreement]

SunTrust Bank, as an Incremental Lender and a Lender

By: /s/ Joshua Turner
Name: Joshua Turner
Title: Vice President

Wells Fargo Bank National Association, as an
Incremental Lender and a Lender

By: /s/ Kirk Tesch
Name: Kirk Tesch
Title: Managing Director

ROYAL BANK OF CANADA, as an Incremental Lender and a Lender

By: /s/ Amy Promaine
Name: Amy Promaine
Title: Authorized Signatory

REGIONS BANK, as an Incremental Lender and a Lender

By: /s/ David A. Simmons
Name: David A. Simmons
Title: Senior Vice President

CADENCE BANK, N.A., as an Incremental Lender and a Lender

By: /s/ Gaines Livingston
Name: Gaines Livingston
Title: VP

IBERIABANK, as a Lender

By: /s/ Joe Meduri
Name: Joe Meduri
Title: Senior Vice President

SYNOVUS BANK, as a Lender

By: /s/ Anne H. Lovette
Name: Anne H. Lovette
Title: Director
[Signature Page to Fourth Amendment and Additional Tranches of Term Loans Amendment to Third Amended and Restated Credit Agreement]

Schedule A

2015A Term Commitments of 2015A Incremental Lenders

2015A Incremental Lender	2015A Term Commitment
Barclays Bank PLC	$30,625,000
Bank of America, N.A.	$24,375,000
Citibank, N.A.	$24,375,000
Goldman Sachs Bank USA	$24,375,000
JPMorgan Chase Bank, N.A.	$24,375,000
Morgan Stanley Bank, N.A.	$24,375,000
SunTrust Bank	$24,375,000
Wells Fargo Bank, N.A.	$24,375,000
Royal Bank of Canada	$32,515,723
Regions Bank	$14,150,943
Cadence Bank NA	$2,083,334
TOTAL	$250,000,000

2015B Term Commitments of 2015B Incremental Lenders

2015B Incremental Lender	2015B Term Commitment
Barclays Bank PLC	$27,777,778
Bank of America, N.A.	$27,777,778
Citibank, N.A.	$27,777,778
Goldman Sachs Bank USA	$27,777,778
JPMorgan Chase Bank, N.A.	$27,777,778
Morgan Stanley Bank, N.A.	$27,777,778
SunTrust Bank	$27,777,778
Wells Fargo Bank, N.A.	$27,777,778
Royal Bank of Canada	$27,777,776
TOTAL	$250,000,000

LEGAL_US_E # 115916998.7